Exhibit 10.1

*Portions of this exhibit have been omitted for confidential treatment pursuant to Item 601(b)(10)(iv) of Regulation S-K*

AMENDMENT NO. 1 TO

THIRD AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT

This AMENDMENT NO. 1 TO THIRD AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT (this “Amendment”), is dated as of May 12, 2023 and is entered into by and among (a) (i) UNIQURE BIOPHARMA B.V., a private limited liability company incorporated and existing under the laws of the Netherlands, having its corporate seat at Amsterdam, the Netherlands and registered at the trade register of the Chamber of Commerce for Amsterdam under number 34275365 (“uniQure Bio”), (ii) UNIQURE, INC., a Delaware corporation (“US Borrower” and together with uniQure Bio hereinafter collectively referred to as “Borrower”), (iii) UNIQURE IP B.V., a private limited liability company incorporated and existing under the laws of the Netherlands, having its corporate seat at Amsterdam, the Netherlands and registered at the trade register of the Chamber of Commerce for Amsterdam under number 34275369 (“uniQure IP”), and (iv) UNIQURE N.V. (formerly uniQure B.V.), a public limited company incorporated and existing under the laws of the Netherlands, having its corporate seat at Amsterdam, the Netherlands and registered at the trade register of the Chamber of Commerce for Amsterdam under number 54385229 (“uniQure Holdings” and, together with Borrower and uniQure IP, the “Obligors”), (b) HERCULES CAPITAL, INC., a Maryland corporation in its capacity as administrative agent and collateral agent for itself and the Lender (as defined herein) (in such capacity, “Agent”), and (c) the several banks and other financial institutions or entities from time to time parties to the Loan Agreement (collectively, referred to as “Lender”).  Capitalized terms used herein without definition shall have the same meanings given them in the Amended Loan Agreement (as defined below).

RECITALS

A.WHEREAS, Obligors, Agent and Lender have entered into that certain Third Amended and Restated Loan and Security Agreement, dated as of December 15, 2021 (as amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Loan Agreement”), pursuant to which Lender has agreed to extend and make available to Borrower certain advances of money;

B.WHEREAS, uniQure Bio has entered into that certain Royalty Purchase Agreement (the “HCRx Agreement”), dated as of May 12, 2023, by and among uniQure Bio, as seller, and HemB SPV, L.P. (“HCRx”), as purchaser, pursuant to which HCRx will acquire rights to certain royalty interest payments under the CSL Licenses from uniQure Bio (the transactions contemplated under the HCRx Agreement, the “HCRx Transaction”);

C.WHEREAS, Borrower has requested that Agent and Lender agree to amend the Loan Agreement to (i) extend each of the Amortization Date and Term Loan Maturity Date to January 5, 2027 and (ii) amend certain other terms of the Loan Agreement; and

D.WHEREAS, Obligors, Agent and Lender have agreed to amend the Loan Agreement, upon the terms and conditions more fully set forth herein.

AGREEMENT

NOW THEREFORE, in consideration of the foregoing Recitals and intending to be legally bound, the parties hereto agree as follows:

1.HCRX TRANSACTION.  The Obligors, Agent and Lender acknowledge and agree that the HCRx Transaction is a Permitted Royalty Transaction pursuant to the terms of the Loan Agreement [*]. Without limiting the generality of the foregoing, Agent and Lender (i) consent to the arrangements set forth in the HCRx Agreement [*].  Notwithstanding the foregoing, uniQure Bio hereby agrees to comply with clause (viii) of the definition of Permitted Royalty Transaction at the time of each payment to it under the HCRx Agreement, and the failure to comply with such requirements shall be an Event of Default under the Loan Agreement. Concurrently with the closing of the HCRx Transaction and the funding of the initial payment in accordance with the terms of the HCRx Agreement, (i) Agent hereby agrees to execute and deliver to Borrower a Partial Release Agreement in the form attached hereto as Exhibit A, and (ii) Agent and Lender consent in writing to the release pursuant to such Partial Release Agreement of all security rights created by uniQure Bio over the Assigned Assets (as defined therein) under or pursuant to the Loan Documents, including the undisclosed pledge of receivables dated June 13, 2013 between, amongst others, the uniQure Bio as pledgor and the Agent as pledgee.

2.AMENDMENTS.  In each case subject to the satisfaction of the conditions specified in Section 5 hereof:

2.1.Section 1.1 of the Loan Agreement is hereby amended by inserting the following definitions in appropriate alphabetical order therein:

“ “Amendment Effective Date” means May 12, 2023.”

“ “Back End Fee” shall have the meaning assigned to such term in Section 2.6(b).”

2.2.The defined term “Amortization Date” set forth in Section 1.1 of the Loan Agreement is hereby amended and restated in its entirety as follows:

“ “Amortization Date” means the Term Loan Maturity Date.”

2.3.The defined term “Term Loan Maturity Date” set forth in Section 1.1 of the Loan Agreement is hereby amended and restated in its entirety as follows:

“ “Term Loan Maturity Date” means January 5, 2027.”

2.4.Section 2.6 of the Loan Agreement is hereby amended and restated in its entirety as follows:

“Additional End of Term Charges.

(a)On the earliest to occur of (i) December 1, 2025, (ii) the date that Borrower prepays the outstanding Secured Obligations in full, or (iii) the date that the Secured Obligations become due and payable, Borrower shall pay Lender an additional charge equal to $[*] (the “Term Loan End of Term Charge”). Notwithstanding the required payment date of such Term Loan End of Term Charge, it shall be deemed earned by Lender as of the Restatement Date.

(b)On the earliest to occur of (i) January 5, 2027, (ii) the date that Borrower prepays the outstanding Secured Obligations in full, or (iii) the date that the Secured

Obligations become due and payable, Borrower shall pay Lender an additional charge equal to $[*] (the “Back End Fee” and, together with the 2018 End of Term Charge, the 2021 End of Term Charge and the Term Loan End of Term Charge, the “End of Term Charge”). Notwithstanding the required payment date of such Back End Fee, it shall be deemed earned by Lender as of the Amendment Effective Date.”

2.5.Each reference in the Loan Agreement to “this Agreement” and the words “hereof,” “herein,” “hereunder,” or words of like import, shall mean and be a reference to the Loan Agreement as amended by this Amendment (the “Amended Loan Agreement”).

3.BORROWER’S REPRESENTATIONS AND WARRANTIES.  Borrower represents and warrants that:

3.1.Immediately upon giving effect to this Amendment (i) the representations and warranties contained in the Loan Documents are true, accurate and complete in all material respects except to the extent such representations and warranties relate to an earlier date, in which case they are true and correct in all material respects as of such date (in all cases without duplication of any standard(s) of materiality contained in the Loan Documents as to such representations and warranties) and (ii) no Event of Default has occurred and is continuing with respect to which Borrower has not been notified in writing by Agent or Lender;

3.2.Borrower has the corporate or other applicable company power and authority to execute and deliver this Amendment and to perform its obligations under the Amended Loan Agreement;

3.3.[Reserved.]

3.4.The execution and delivery by Borrower of this Amendment and the performance by Borrower of its obligations under the Amended Loan Agreement have been duly authorized by all necessary corporate or other applicable company action on the part of Borrower;

3.5.Subject to any matters which are set out as qualifications or reservations as to matters of law of general application in the legal opinions delivered to the Lender pursuant to the Loan Agreement, this Amendment has been duly executed and delivered by Borrower and is the binding obligation of Borrower, enforceable against it in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, liquidation, moratorium or other similar laws of general application and equitable principles relating to or affecting creditors’ rights; and

3.6.As of the date hereof, it has no defenses against the obligations to pay any amounts under the Secured Obligations.  Borrower acknowledges that each of Agent and Lender has acted in good faith and has conducted in a commercially reasonable manner its relationships with Borrower in connection with this Amendment and in connection with the Loan Documents.

Borrower understands and acknowledges that each of Agent and Lender is entering into this Amendment in reliance upon, and in partial consideration for, the above representations and warranties, and agrees that such reliance is reasonable and appropriate.

4.LIMITATION.  The amendments set forth in this Amendment shall be limited precisely as written and shall not be deemed (a) to be a waiver or modification of any other term or condition of the Loan Agreement or of any other instrument or agreement referred to therein or to prejudice any right or remedy which Agent and/or Lender may now have or may have in the future under or in connection with the Amended Loan Agreement or any instrument or agreement referred to therein; or (b) to be a consent to any future amendment or modification or waiver to any instrument or agreement the execution and delivery of which is consented to hereby, or to any waiver of any of the provisions thereof.  Except as expressly amended hereby, the Loan Agreement shall continue in full force and effect.

5.EFFECTIVENESS.  This Amendment shall become effective upon the satisfaction of all the following conditions precedent (the date of satisfaction of all such conditions precedent, the “First Amendment Effective Date”):

5.1.Amendment.  Obligors, Agent and Lender shall have duly executed and delivered this Amendment to Lender.

5.2.Payment of Lender Expenses.  Subject to Section 6 below, Borrower shall have paid all reasonable and invoiced Lender expenses incurred through the date of this Amendment in an amount not to exceed $50,000.

6.CONDITIONS SUBSEQUENT.

6.1.Payment of Lender Expenses.  Within five (5) Business Days after the First Amendment Effective Date (or such later date as may be agreed by the Agent in its sole discretion), Borrower shall have paid all reasonable and invoiced attorneys’ fees and reasonable expenses incurred in connection with the documentation, negotiation, execution and closing of this Amendment and through the date of this Amendment in an amount not to exceed $50,000.

The failure to comply with any of the covenants set forth in this Section 6 within the applicable time frame set forth above shall constitute an immediate Event of Default.

7.RELEASE.  In consideration of the agreements of Agent and each Lender contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Borrower, on behalf of itself and its successors, assigns, and other legal representatives, hereby to the extent possible under applicable law fully, absolutely, unconditionally and irrevocably releases, remises and forever discharges Agent and each Lender, and its successors and assigns, and its present and former shareholders, affiliates, subsidiaries, divisions, predecessors, directors, officers, attorneys, employees, agents and other representatives (Agent, Lenders and all such other persons being hereinafter referred to collectively as the “Releasees” and individually as a “Releasee”), of and from all demands, actions, causes of action, suits, covenants, contracts, controversies, agreements, promises, sums of money, accounts, bills, reckonings, damages and any and all other claims, counterclaims, defenses, rights of set-off, demands and liabilities whatsoever of every name and nature, known or unknown, suspected or unsuspected, both at law and in equity, which Borrower, or any of its successors, assigns, or other legal representatives may now or hereafter own, hold, have or claim to have against the Releasees or any of them for, upon, or by reason of any circumstance, action, cause or thing whatsoever which arises at any time on or prior to the day and date of this Amendment, for or on account of, or in relation to, or in any way in connection with the Loan Agreement, or any of the other Loan Documents or transactions thereunder or related thereto.  Borrower understands, acknowledges and agrees that the release set forth above may be pleaded as a full and complete defense and may be used as a basis for an injunction against any action, suit or other proceeding which may be instituted, prosecuted or attempted in breach of the provisions of such release.  Borrower agrees that no fact, event, circumstance, evidence or transaction which could now be asserted or which may hereafter be discovered shall affect in any manner the final, absolute and unconditional nature of the release set forth above.

8.COUNTERPARTS.  This Amendment may be signed in any number of counterparts, and by different parties hereto in separate counterparts, with the same effect as if the signatures to each such counterpart were upon a single instrument.  All counterparts shall be deemed an original of this Amendment.  This Amendment may be executed by facsimile, portable document format (.pdf) or similar technology signature, and such signature shall constitute an original for all purposes.

9.INCORPORATION BY REFERENCE.  The provisions of Section 10 (Miscellaneous) of the Loan Agreement shall be deemed incorporated herein by reference, mutatis mutandis.

10.LOAN DOCUMENTS.  This Amendment shall constitute a Loan Document.

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IN WITNESS WHEREOF, the parties have duly authorized and caused this Amendment to be executed as of the date first written above.

BORROWERS:

UNIQURE BIOPHARMA B.V.

Signature:	/s/ Christian Klemt
Print Name:	Christian Klemt
Title:	Chief Financial Officer,
Director

UNIQURE, INC.

Signature:	/s/ Matt Kapusta
Print Name:	Matt Kapusta
Title:	Chief Executive Officer

OBLIGORS:

UNIQURE N.V. (formerly uniQure B.V.)

Signature:	/s/ Matt Kapusta
Print Name:	Matt Kapusta
Title:	Chief Executive Officer

UNIQURE IP B.V.

Signature:	/s/ Matt Kapusta
Print Name:	Matt Kapusta
Title:	Chief Executive Officer

Signature Page to Amendment No. 1 to Loan and Security Agreement

Accepted in Palo Alto, California:

AGENT:

HERCULES CAPITAL, INC.

By:	/s/ [*]
Name:	[*]
Its:	[*]

LENDER:

HERCULES CAPITAL, INC.

By:	/s/ [*]
Name:	[*]
Its:	[*]

HERCULES FUNDING IV, LLC

By:	/s/ [*]
Name:	[*]
Its:	[*]

HERCULES PRIVATE CREDIT FUND 1 L.P.

By:	Hercules Adviser LLC, its Investment Adviser

By:	/s/ [*]
Name:	[*]
Its:	[*]

HERCULES PRIVATE GLOBAL VENTURE GROWTH FUND I L.P.

By:	Hercules Adviser LLC, its Investment Adviser

By:	/s/ [*]
Name:	[*]
Its:	[*]

Signature Page to Amendment No. 1 to Loan and Security Agreement

EXHIBIT A

Form of Partial Release Agreement

[*]